DICTAPHONE CORPORATION

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 27, 1997 and entered into by and among DICTAPHONE CORPORATION (formerly Dictaphone Acquisition Inc.), a Delaware corporation ("Company"), and the financial institutions listed on the signature pages hereof ("Lenders"), and is made with reference to that certain Credit Agreement dated as of August 7, 1995, as amended to the date hereof (as so amended, the "Credit Agreement"), by and among Company, Lenders, NationsBank, N.A. (Carolinas), as documentation agent for Lenders, and Bankers Trust Company, as administrative agent for Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, Company and Lenders desire to amend certain provisions of the Credit Agreement as hereinafter set forth:

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     Section 1.     AMENDMENTS TO THE CREDIT AGREEMENT

     1.1 AMENDMENTS TO SUBSECTION 2.1A (iii)(b): LIMITATIONS ON REVOLVING LOAN COMMITMENTS AND OUTSTANDING REVOLVING LOANS

     Subsection 2.1A(iii)(b) of the Credit Agreement is hereby amended by adding the phase "commencing on or after January 1, 1999," immediately after the phrase "each consecutive twelve-month period" contained therein.

     1.2 AMENDMENT TO SUBSECTION 2.1A(iv)(b): LIMITATION ON SWING LINE LOAN COMMITMENT AND OUTSTANDING SWING LINE LOANS

     Subsection 2.1A(iv)(b) of the Credit Agreement is hereby amended by adding the phrase "commencing on or after January 1, 1999," immediately after the phrase "each consecutive twelve-month period" contained therein.









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     1.3  AMENDMENT TO SUBSECTION 7.1(viii): LIMITATION ON INDEBTEDNESS

     Subsection 7.1(viii) of the Credit Agreement is hereby amended by deleting the reference to "$1,500,000" contained therein and substituting therefor "$10,000,000".

     1.4  AMENDMENTS TO SUBSECTION 7.6; FINANCIAL COVENANTS

     A. MAXIMUM LEVERAGE RATIO. Subsection 7.6A of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:

              PERIOD                                     MAXIMUM LEVERAGE RATIO

     April 1, 1997 - June 30, 1997                          8.60:1.00
     July 1, 1997 - September 30, 1997                      8.70:1.00
     October 1, 1997 - December 31, 1997                    8.10:1.00

     January 1, 1998 - March 31,  1998                      8.00:1.00
     April 1, 1998 - June 30, 1998                          6.90:1.00
     July 1, 1998 -  September  30, 1998                    6.50:1:00
     October 1, 1998 - December 31, 1998                    6.00:1.00

     January 1, 1999 - March 31,  1999                      4.90:1.00
     April 1, 1999 - June 30, 1999                          4.75:1.00
     July 1, 1999 - September  30, 1999                     4.60:1.00
     October 1, 1999 - December 31, 1999                    4.35:1.00

     Janaury 1, 2000 - March 31,  2000                      4.25:1.00
     April 1, 2000 - June 30, 2000                          4.10:1.00
     July 1, 2000 - September  30,  2000                    3.90:1.00
     October 1, 2000 - December 31, 2000                    3.70:1.00

     January 1, 2001 - March 31, 2001                       3.50:1.00
     Thereafter                                             3.25:1.00









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


     B. MINIMUM CONSOLIDATED EBITDA. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:

               DATE                               MINIMUM CONSOLIDATED EBITDA

     June 30, 1997                                          43,000,000
     September 30, 1997                                     43,000,000
     December 31, 1997                                      46,000,000

     March 31, 1998                                         48,000,000
     June 30, 1998                                          55,000,000
     September 30, 1998                                     58,000,000
     December 31, 1998                                      61,000,000

     March 31, 1999                                         67,000,000
     June 30, 1999                                          68,000,000
     September 30, 1999                                     69,000,000
     December 31, 1999                                      70,000,000

     March 31, 2000                                         73,000,000
     June 30, 2000                                          75,500,000
     September 30, 2000                                     78,500,000
     December 31, 2000                                      82,500,000

     March 31, 2001                                         83,300,000
     June 30, 2001                                          84,000,000
     September 30, 2001                                     84,700,000
     December 31, 2001                                      85,500,000

     March 31, 2002                                         86,100,000
     June 30, 2002                                          86,800,000









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


     C.   MINIMUM  INTEREST  COVERAGE  RATIO.   Subsection  7.6D  of  the Credit
Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:

          PERIOD                                MINIMUM INTEREST COVERAGE RATIO

     January 1, 1997 - June 30, 1997                        0.80:1.00
     July 1, 1997 - September 30, 1997                      0.90:1.00
     October 1, 1997 - March 31, 1998                       0.95:1.00
     April 1, 1998 - June 30, 1998                          1.10:1.00
     July 1, 1998 - September 30, 1998                      1.20:1.00
     October 1, 1998 - December 31, 1998                    1.30:1.00
     January 1, 1999 - March 31, 1999                       1.45:1.00
     April 1, 1999 - September 30, 1999                     1.50:1.00
     October 1, 1999 - December 31, 1999                    1.55:1.00
     January 1, 2000 - March 31, 2000                       1.60:1.00
     April 1, 2000 - June 30, 2000                          1.75:1.00
     July 1, 2000 - September 30, 2000                      1.85:1.00
     October 1, 2000 - September 30, 2001                   2.00:1.00
     Thereafter                                             2.50:1.00

     Section 2.     CONDITIONS TO EFFECTIVENESS

     Section 1 of this Amendment shall become effective only upon the payment by Company to Administrative Agent, for distribution to each Lender that executes and delivers a counterpart of this Amendment to Administrative Agent at or prior to 5:00 P.M. (New York time) on June 27, 1997, of an amendment fee in the amount of 0.25% MULTIPLED BY the sum of (i) the Tranche A Term Loan Exposure of such Lender PLUS (ii) the Tranche B Term Loan Exposure of such lender PLUS (iii) the Revolving Loan Exposure of such Lender (the date of satisfaction of such condition being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE").

     Section 3.     COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

     A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").







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     B. AUTHORIZATION  OF  AGREEMENTS.   The  execution  and  delivery  of  this
Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company.

     C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

     D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company of this Amemdment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limitied by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occured and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.









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     Section 4.     MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     (ii) Except as specifically amended by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

     C. HEADINGS.  Section  and  subsection  headings   in  this  Amendment  are
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a










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counterpart hereof by Company and Requisite Lenders and receipt  by  Company and
Agent  of  written  or    telephone   notification   of   such   execution   and
authorization of delivery thereof.





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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

          COMPANY:

                                        DICTAPHONE CORPORATION


                                        By: /s/ Joseph Skrzypczak
                                            -----------------------------------
                                        Title: Vice President and
                                               Chief Financial Officer

          LENDERS:

                                        BANKERS TRUST COMPANY


                                        By: /s/ Mary Jo Jolly
                                            ------------------------------------
                                        Title: Assistant Vice President


                                        NATIONSBANK, N.A.(CAROLINAS)


                                        By: /s/ Robert Wilson
                                            ------------------------------------
                                        Title: Vice President


                                        BANQUE PARIBAS


                                        By: /s/ Doug Gouchoe
                                            ------------------------------------
                                        Title: Vice President



                                        By: /s/ Rajesh Venugopal
                                            ------------------------------------
                                        Title: Assistant Vice President



                                        THE CHASE MANHATTANBANK


                                        By: /s/ A. Neil Sweeny
                                            ------------------------------------
                                        Title: Vice President











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

                                      THE BANK OF NOVA SCOTIA


                                        By:-------------------------------------
                                        Title:----------------------------------


                                        THE FUJI BANK LTD.
                                        NEW YORK BRANCH


                                        By: /s/ Teiji Teramoto
                                            ------------------------------------
                                        Title: Vice President and Manager



                                        U.S. BANK


                                        By: /s/ Ross Beaton
                                            ------------------------------------
                                        Title: Vice President



                                        THE BANK OF TOKYO-MITSUBISHI, LIMITED


                                        By: /s/ Hiro Fuchida
                                            ------------------------------------
                                        Title: Senior Vice President and Manager



                                        PILGRIM AMERICA PRIME RATE TRUST


                                        By: /s/ Thomas C. Hunt
                                            ------------------------------------
                                        Title: Assistant Portfolio Manager










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


                                        MERRILL LYNCH SENIOR
                                        FLOATING RATE FUND, INC.


                                        By: /s/ Gilles Marchand, CFA
                                            ------------------------------------
                                        Title: Authorized Signatory



                                        MERRILL LYNCH PRIME RATE PORTFOLIO


                                        By: /s/ Gilles Marchand, CFA
                                            ------------------------------------
                                        Title: Authorized Signatory



                                        MERRILL LYNCH DEBT STRATEGIES
                                        PORTFOLIO INC.


                                        By: /s/ Gilles Marchand, CFA
                                            ------------------------------------
                                        Title: Authorized Signatory



                                        ML CBO IV (CAYMAN) LTD.

                                        By: Protective Asset Management, L.L.C.
                                            As Collateral Manager


                                        By: /s/ James Dondero, CPA, CFA
                                            ------------------------------------
                                        Title: President Protective Asset
                                               Management, L.L.C.



                                        ORIX USA CORPORATION


                                        By:-------------------------------------
                                        Title:----------------------------------









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

                                        FIRST SOURCE FINANCIAL LLP

                                        By: First Source Financial, Inc., its
                                            Agent/Manager



                                        By: /s/ James W. Wilson
                                            ------------------------------------
                                        Title: Senior Vice President


                                        INDOSUEZ CAPITAL FUNDING II, LIMITED

                                        By: Indosuez Capital, as Portfolio
                                             Advisor


                                        By: /s/ Francoise Berthelot
                                            ------------------------------------
                                        Title:----------------------------------


                                        MORGAN STANLEY SENIOR FUNDING, INC.


                                        By: /s/ Fred Gonfiantini
                                            ------------------------------------
                                        Title: Vice President


                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By: /s/ John Urban
                                            ------------------------------------
                                        Title: Authorized Signer



                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH


                                        By: /s/ Koji Sasayama
                                            ------------------------------------
                                        Title: Deputy General Manager










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